

CORSAIR

WORLDS AHEAD

Q2 INVESTOR PRESENTATION

AUGUST 2026



DISCLAIMER

Forward-Looking Statements

This press release contains express and implied forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the Company's financial outlook for the third quarter 2026 and the full year 2026; potential future growth in certain product categories; future headwinds and tailwinds that may impact the Company's sales and results of operations including semiconductor supply constraints and demand for AI-focused workstations; the potential growth and the long-term trajectory of our segments; expected synergies from the acquisition of Trak Racer; the potential market opportunity for desktop AI PCs; the anticipated timeline for a more meaningful contribution from the Company's AI workstation initiative; statements regarding the status of the tariff refund process and the possibility of future administrative adjustments; and the Company's view that elevated DIY PC demand has been deferred rather than lost and its positioning to benefit as market conditions normalize. Forward-looking statements are based on our management's beliefs, as well as assumptions made by, and information currently available to them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: the Company's limited operating history, which makes it difficult to forecast the Company's future results of operations; current macroeconomic conditions, including the impacts of high inflation and risk of recession, on demand for our products, consumer confidence and financial markets generally; changes in trade regulations, policies, and agreements and the imposition of tariffs that affect our products or operations, including potential new tariffs that may be imposed on U.S. imports and our ability to mitigate; the Company's ability to build and maintain the strength of the Company's brand among gaming, streaming and content creator enthusiasts and ability to continuously develop and successfully market new products and improvements to existing products; the introduction and success of new third-party high-performance computer hardware, particularly graphics processing units and central processing units as well as sophisticated new video games; fluctuations in operating results; the loss or inability to attract and retain key management; the impacts from geopolitical events and unrest; delays or disruptions at the Company or third-parties' manufacturing and distribution facilities; and the other factors described under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission ("SEC") and our subsequent filings with the SEC. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances. Our results for the quarter ended June 30, 2026 are also not necessarily indicative of our operating results for any future periods.

Non-GAAP Financial Measures

Included in this presentation are certain non-GAAP financial measures, including Adjusted Operating Income (Loss), Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Earnings (Loss) Per Share, which are not recognized under the generally accepted accounting principles ("GAAP") in the United States and designed to complement the financial information presented in accordance with GAAP in the United States because management believes such measures are useful to investors. The non-GAAP measures have limitations as analytical tools and you should not consider them in isolation of, or as an alternative to, measures prepared in accordance with U.S. GAAP. The non-GAAP measures used by the Company may differ from the non-GAAP measures used by other companies. The Company urges you to review the reconciliation of its non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures set forth in the Appendix to this presentation, and not to rely on any single financial measure to evaluate the Company's business.

Market and Industry Data

This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to the Company's industry, the Company's business and the market for the Company's products and its future growth. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company's future performance and the future performance of the market for its products are necessarily subject to a high degree of uncertainty and risk.

One Platform.
Every Pursuit.

Corsair is building one platform for digital enthusiasts to play, create, train, and build.

Our software and advance components let each customer tune performance to their own use case and scale up as their needs grow.


PNY
GEFORCE RTX

Powered By Passion.
Dedicated To Play.

CORSAIR's mission is to design and deliver high-quality, high-performance PC components, streaming solution, and Sim Racing gear that empower gamers, creators, and builders worldwide.



CORSAIR AT A GLANCE

Trailing 12-month
REVENUE(2)
$1,451M
+3% YoY

Trailing 12-month
GROSS PROFIT(2)
$458M
+25% YoY

Trailing 12-month
ADJUSTED EBITDA(1)(2)(3)
$122M
+78% YoY

Market Leader in
Gamer + Creator Peripherals and Performance PC Ecosystem

Products sold in
70+
countries

Founded in
1994
HQ: Milpitas, CA

NASDAQ
CRSR

NPS Score[4]
64.5

(1) See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics
(2) Trailing 12-month period ending 6/30/2026. YoY growth compared to same period ending 6/30/2025.
(3) Trailing 12-month adjusted EBITDA excludes $14.3 million tariff refund benefit in Q2 2026
(4) Source: PCMag, CORSAIR brand net promoter score https://www.pcmag.com/articles/the-best-tech-brands-for-2026.

*Source: Circana 2025 US Market + CORSAIR internal data

DIVERSIFIED PORTFOLIO OF LEADING BRANDS

Together, our brands form a powerful ecosystem for gamers, creators, and enthusiasts around the world.

GAMING COMPONENTS AND SYSTEMS







CORSAIR

High-Performance PC Hardware for advance gaming and computing

CORSAIR PRO

Professional AI Workstations & Servers

ORIGIN

Custom built PCs for Prosumers.

GAMER AND CREATOR PERIPHERALS







CORSAIR

SCUF

Customizable, advanced paddle gaming controllers

DROP

Exclusive limited releases Destination

elgato

Empowering creators & studios worldwide to produce original premium content

FANATEC®

TRAK RACER SIMULATION

World renowned in professional sim racing solutions

TRUSTED BRAND

Our customers appreciate the value we deliver

PC MAG
★ BEST ★
BRANDS
2026

NPS SCORE*

64.5

Score Range	Label	What It Means
70+	World-class	The brand now has loyal fan base
50-70	**Excellent**	**The brand is delivering standout experiences**
30-50	Great	The brand is delighting customers consistently
20-30	Good	The brand is a few critics but more brand advocates
0 and above	Favorable	The brand is beginning to be a crowd favorite

*Source: PCMag, CORSAIR brand net promoter score https://www.pcmag.com/articles/the-best-tech-brands-for-2026



OVER 100 AWARDS FOR INNOVATION, QUALITY AND PERFORMANCE

Our award-winning product portfolio is consistently recognized by experts.


THE CORSAIR ADVANTAGE
msi
GEFORCE RTX
AERO

THE INDUSTRY IS EVOLVING

Gaming, creation and AI computing are converging into one digital workspace.

Customers increasingly expect connected hardware, intelligent software and seamless workflows.

The opportunity is expanding beyond gamers to creators, developers and AI early adopters.



OUR VISION

CORSAIR is building the platform where digital enthusiasts play, create, train and build.

Our customers rely on high-performance hardware, intelligent software and immersive experiences to perform at their best.

AI enablement drives deeper customer usage, increasing the value of our software and hardware ecosystem.


CORSAIR
AI

FOUR CORSAIR CUSTOMER JOURNEYS

Powered by one connected ecosystem



PLAY

- CORSAIR GAMING
- SCUF GAMING



CREATE

- ELGATO


FANATEC

TRAIN

- FANATEC
- TRAK RACER



BUILD & COMPUTE

- CORSAIR COMPONENTS
- CORSAIR PRO
- ORIGIN PC

THE CORSAIR PLATFORM

Each new product strengthens the value of the ecosystem.



PERFORMANCE LAYER

- Premium PC Components
- Prebuilt Performance Computers
- High Speed Input Devices
- Creator A/V Solutions
- Sim Training Hardware



CONTROL LAYER

- Stream Deck Eco System
- ICUE PC Control Software
- Bitfocus Show Control



INTELLIGENCE LAYER

- AI Workstations
- Personalization
- AI eCommerce Engine

THE CORSAIR FLYWHEEL


1
2
3
4
5

Customer enters through any of our categories.

Connected software increases engagement.

Cross-brand adoption expands the ecosystem.

Higher loyalty and lifetime value drive sustainable growth.

AI and seamless control deliver value.

elgato

THE STREAM DECK CONTROL ECOSYSTEM

Small improvements build momentum over time, leading to accelerated growth.

WHAT IS STREAM DECK?

- Control software + visual hardware button interface
- Customizable LCD key display – map any action to any key
- Cross deployed across Corsair products and partner's solutions
- Plugin engine spans gaming, streaming, productivity, broadcasting, AI workflows and more


More Developers
More Users
STREAM DECK
Marketplace Growth
Richer Ecosystem

100%+ YoY in 1H26

Elgato Marketplace Revenue & Transactions

+500K accounts 1H26

AI assisted plugin dev expanding contributor base

ELGATO MARKETPLACE

Elgato Marketplace is a flywheel and digital platform where Creators, Streamers, YouTubers, and Professionals discover and purchase thousands of plugins, overlays, and workflow tools that enhance their content and productivity.

Meanwhile, developers can monetize the assets they build for the Elgato ecosystem.


ELGATO ECOSYSTEM
SOFTWARE
MARKETPLACE
Hardware Support
Monetization & Audience
Increased functionality, customization, & user retention.
Content, Apps, & Services
Premium Cost
Access to Market & Revenue
END USER
DEVICES
Hardware & Mobile
Premium Product Experience
Software Support

MARKET OPPORTUNITY


GEFORCE RTX
HX1500i
CORSAIR

DOUBLE-DIGIT TAM GROWTH IN OUR CORE MARKETS

The global high-performance gaming and creator products market is projected to grow at a ~16% CAGR from ‘24-30

	~$107bn (2024)		~$257bn (2030)
Hardware	Global Gaming PC and Peripherals Market **$68bn**	**CAGR: 12.9%**	Global Gaming PC and Peripherals Market **$141bn** *CAGR: 12.9%*
Memory	Global Gaming RAM Market **$10bn**	**CAGR: 8.0%**	Global Gaming RAM Market **$16bn** *CAGR: 8.0%*
Platform	Global Creator Economy-in-Gaming Market **$29bn**	**CAGR: 23.2%**	Global Creator Economy-in-Gaming Market **$100bn** *CAGR. 23.2%*

KEY GROWTH DRIVERS

- Demand for High-Performance PC Hardware
- Growth in Gaming and Esports
- Expansion of Content Creation and Streaming
- Elgato Marketplace Flywheel
- Rapid Hardware Innovation
- Customization and Upgradeability

*Sources: Grand View Research, Market.us, Market Research Intellect with geometric interpolation

ADDITIONAL GROWTH OPPORTUNITIES IN EMERGING CATEGORIES

~$57bn (2024)

Racing Simulators
$0.54bn

Broadcast Hardware Market
$5.4bn

AI Workstations
$51bn

CAGR: 15.5%

CAGR: 6.8%

CAGR: 42.8%

~$439bn (2030)

Racing Simulators
$1.28bn
CAGR: 15.5%

Broadcast Hardware Market
$8bn
CAGR: 6.8%

AI Workstations Market
$430bn
CAGR. 42.8%

KEY GROWTH DRIVERS

- AI Workstations
- Modern Control for Broadcasting
- Sim Racing and Hardware Growth
- Rising Demand on Sim Racing and Local AI
- AI Demand Acceleration Among Prosumers and SMB
- Hardware Customization

*Sources: Grand View Research, Global Market Insights with geometric interpolation, Diligence Insights


July 2026

BUSINESS UPDATE


PLAY
CORSAIR





NEW GAME RELEASE

CORSAIR

CORSAIR x GTA VI

- GTA VI is estimated to be #1 selling title across essentially every major platform. Estimated to sell up to 51 million copies the first week of launch*, and up to 85 million the first year.**
- While we expect console launch this year to fuel headset, gaming controller, and capture card sales, we also anticipate a component upgrade cycle in 2027 when the game launches for PC

Source: *Newzoo
**Konvoy


INVINCIBLE VS
INVINCIBLE VS
INVINCIBLE VS
CORSAIR

CORSAIR

CORSAIR x INVINCIBLE VS

NOVABLADE PRO WIRELESS

- With Rapid Trigger and FlashTap SOCD, the NOVABLADE PRO WIRELESS delivers the frame-perfect control you need to land ground-shattering combos instantly.
- With anti-fray stitched edges paired with an anti-skid rubber base, MM300 2XL ensures you have the stability to endure any super powered battle that comes your way.


SCUF

SCUF

OMEGA

CONTROLLER

- Officially Licensed PlayStation® 5 performance controller, engineered for seamless integration and low-latency connectivity.
- Designed to meet Sony's exacting performance standards for input response, power management, and wireless stability you can trust.
- Customize almost every input on your controller. Full control over your trigger and thumbsticks response curves, action buttons, and true 0% thumbstick deadzone.
- Strong launch performance with GTA VI tailwind


TRAIN
FANATEC
FANATEC
ROAD DISCOVERY
ROADS DRIVEN
57 / 578
ABS
TCR
LC
5
MPH
133

FANATEC × TRAK RACER SIMULATION

SIM RACING. FULLY EQUIPPED.


TRAK RACER
TRX
FANATEC
FANATEC
FANATEC
TRAK RACER

- We completed the acquisition of Trak Racer, expanding Fanatec's sim racing ecosystem with complementary hardware while broadening Trak Racer's global distribution through our platform.
- The acquisition also extends our addressable market beyond sim racing hardware into flight and motorbike simulation, creating new growth opportunities in a complementary enthusiast category.
- The combined portfolio is expected to enable more complete ecosystem solutions, simplify the buying experience, and drive greater attachment of cockpits, controls, displays, gaming PCs, and accessories, while maintaining the quality, innovation, and customer choice that define both brands.

FANATEC® | NISSAN
PARTNERSHIP

- Fanatec has entered into a new licensing partnership with Nissan to develop officially licensed sim racing steering wheels.

- This partnership adds Nissan to Fanatec's growing portfolio of automotive licenses, alongside brands such as BMW, Bentley, Porsche, McLaren, and Formula 1, continuing the company's strategy of offering officially branded sim racing hardware.


FANATEC
FANATEC
FANATEC


CREATE

OUR STRATEGIC INVESTMENT IN BITFOCUS

Extending Elgato Stream Deck control layer into professional broadcast production

- During the quarter we made a minority investment in Bitfocus, the software company behind Companion and Buttons.
- The investment formalizes a nearly decade-long relationship that turned Stream Deck into a trusted control surface for broadcast, AV, and event production worldwide.
- The partnership gives us a complete software-and-hardware solution for professional production, aligns Stream Deck's roadmap with Bitfocus, and unlocks synergies through joint R&D and go-to-market efforts.
- Corsair and Bitfocus also established a partnership under which Stream Deck Studio will serve as the preferred and primary control surface across Bitfocus customer deployments.







Broadcast Galleries and Master Control (MCR)



Installed AV Space and Education


PlainsCapital Bank
WIN THE MOMENT

Corporate Events and Live Performances

marketplace

- Strong quarter with gross revenue and transaction volume each up over 100%.*
- Marketplace product submissions also increased more than 300%, and more than 500,000 new accounts were created.*
- AI-assisted development is making it easier for creators and developers to build new profiles and plug-ins, increasing the utility of the Stream Deck ecosystem and supporting future recurring-revenue opportunities.



STREAM DECK



Elgato picks
Explore community plugins and designs
INSTANT REAL-TIME CONTROL AT THE TOUCH OF A BUTTON
VOICEMOD
CONTROL DISCORD FROM THE COMFORT OF STREAM DECK.
CONTROL YOUR ELGATO LIGHTING FROM THE COMFORT OF YOUR STREAM DECK
Voicemod
by Voicemod · Audio
Control Voicemod's voice changers ...
Free
Discord
by Elgato · Social
Talk and hang out with friends, now ...
Free
Control Center
by Elgato · Lighting
Illuminate on command. With the ...
Free
ShadowPlay
by BarRaider · Video
Control NVIDIA ShadowPlay from you
Free
PIXELS
STREAM PACKAGE
ENTERPRISE
BASIC PODCAST SETUP
SCENES
Pixels
by Elgato · 2D
Gamers unite. Introducing "Pixels". A retro theme for ...
Free
Enterprise Scene Bundle
by Elgato · 2D
Become an offsite hero. Modular overlays for streame...
Free
Basic OBS Podcast Setup
by Mrgregles · 2D
This super simple podcast setup will help you get to ...
Free
DOOM™: The Dark Ages Scene Collection
by Elgato
Unleash chaos, scene by scene....
Free

*Source: Internal marketplace data


BUILD AND COMPUTE
CORSAIR


CORSAIR
CORSAIR

NEW PRODUCT LAUNCH

CORSAIR

SHUGO

ARTIST SERIES ULTRA OVERCLOCKED DRAM

- Featuring vibrant RGB lighting, intricate UV-printed artwork, and patented micro-drilled side plates with diffuse lighting.
- Highly binned DDR5 and a custom in-house PCB deliver record-breaking speed and overclocking precision.
- Optimized for the latest generation of DDR5 compatible AMD and INTEL® Motherboards.





CORSAIR

CORSAIR PRO

FLEXPRIME SERIES

- FlexPrime is an AI workstation designed for modern AI development and inference.
- Delivering workstation-class performance with enterprise reliability, it enables teams to develop, fine-tune, and deploy AI locally with speed, security, and confidence.
- Powered by AMD and Nvidia Blackwell architecture.
- Partnered with AMD at AMD Advancing AI 2026 Event to strengthen CORSAIR PRO's presence in AI infrastructure and high-performance computing through a live technology collaboration. We demonstrated how customizable CORSAIR PRO systems can be tailored for AI, engineering, scientific research, and other compute-intensive workloads.



V20R

V50R

V80T


WX-01
CORSAIR
WX-01

NEW PRODUCT LAUNCH

CORSAIR

WARTHOG

STATEMENT MID-TOWER PC CASE

- WARTHOG is a rugged steel PC case inspired by the Vengeance C70, combining bold industrial styling with exceptional airflow, upgradeability, and support for today's high-performance hardware.
- Built for DIY enthusiasts, it features integrated carry handles, reverse-connector motherboard support, InfiniRail™ fan mounting, RapidRoute 2.0 cable management, GPU anti-sag support, and rear I/O lighting.
- Available in Black or Olive Drab, WARTHOG comes in customizable and pre-cooled RS versions, both supporting extensive fan and radiator configurations for powerful, efficient cooling.


CORSAIR

FINANCIAL UPDATE

Q2 2026 - STRONG PROFIT GROWTH

REVENUE
-2% YoY
$314.3M

GROSS PROFIT
+21% YoY
$104.3M

ADJUSTED EBITDA [(1)]
+279% YoY
$30.8M

ADJUSTED EPS (diluted) [(1)]
+$0.22 YoY
$0.23


$261.3
$320.1
$314.3
Q2 24
Q2 25
Q2 26

Revenue in $ Millions


-$1.2
$8.1
$16.5
Tariff refund $14.3
Q2 24
Q2 25
Q2 26

Adjusted EBITDA in $ Millions

(1) See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics.

MARGIN EXPANSION AND COST CONTROL DRIVE PROFIT GROWTH



$1,390
$1,441
$1,460
$1,443
$1,379
$1,320
$1,316
$1,349
$1,408
$1,449
$1,472
$1,457
$1,451
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26
Q2 26

Trailing 12-month Revenue in $ Millions



Tariff refund $14
$80
$93
$95
$93
$74
$55
$55
$59
$69
$80
$101
$114
$122
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26
Q2 26

Trailing 12-month Adjusted EBITDA in $ Millions (1)(2)

(1) See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics.

GROWTH IN HIGHER MARGIN GAMER AND CREATOR PERIPHERALS

Q2 26 REVENUE

+13% YoY

$115.9M



$382
$376
$395
$413
$428
$440
$473
$478
$486
$497
$492
$503
$517
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26
Q2 26

Trailing 12-month Revenue in $ Millions

Q2 26 GROSS PROFIT

+27% YoY

$52.0M



32.4%
33.1%
37.2%
40.8%
37.9%
38.3%
37.7%
41.5%
40.0%
39.3%
37.8%
40.8%
44.9%
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26
Q2 26

Quarterly Gross Margin

CONSISTENT LEADERSHIP IN GAMING COMPONENTS AND SYSTEMS

Q2 26 REVENUE

-9% YoY

$198.5M



$1,008
$1,065
$1,065
$1,030
$951
$880
$844
$871
$922
$952
$980
$954
$935
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26
Q2 26

Trailing 12-month Revenue in $ Millions

Q2 26 GROSS PROFIT

+17% YoY

$52.2M



23.2%
21.8%
18.5%
18.7%
16.4%
15.1%
18.1%
21.7%
20.6%
20.9%
30.2%
28.4%
26.3%
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26
Q2 26

Quarterly Gross Margin

SIX CONSECUTIVE QUARTERS OF PROGRESS

TTM Gamer and Creator Peripherals Segment Revenue Growth (in $ Millions)



413
478
428
486
440
497
473
492
478
503
486
517
Q1 24
Q1 25
Q2 24
Q2 25
Q3 24
Q3 25
Q4 24
Q4 25
Q1 25
Q1 26
Q2 25
Q2 26

Consistent growth in higher margin Gamer and Creator Peripherals Segment

Quarterly Gross Margin



25.7%
27.7%
24.1%
26.8%
22.9%
26.9%
26.2%
33.1%
27.7%
32.7%
26.8%
33.2%
Q1 24
Q1 25
Q2 24
Q2 25
Q3 24
Q3 25
Q4 24
Q4 25
Q1 25
Q1 26
Q2 25
Q2 26

Consistent gross margin expansion, with quarterly records in past three quarters

Quarterly Adjusted EBITDA[(1)] (in $ Millions)



18
+26% YoY
23
(1)
-754% YoY
8
5
+235% YoY
16
33
+62% YoY
54
23
+58% YoY
36
8
+279% YoY
Tariff refund
14
17
Q1 24
Q1 25
Q2 24
Q2 25
Q3 24
Q3 25
Q4 24
Q4 25
Q1 25
Q1 26
Q2 25
Q2 26

Significant Adjusted EBITDA expansion year-over-year from margin growth and operating leverage

(1) See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics.

CASH AND DEBT SUMMARY

($ in millions)	30-Jun-26
Cash (Excluding restricted cash)	$192.2
Term Loan (face value)	$118.8
Total Debt	$118.3
Net Debt	($74.0)


Hello @CAMPERS !
THE STORY BEHIND GALLEON 100 SD
UNDISCOVERED
Who knows what you might find?

FINANCIAL GUIDANCE

FINANCIAL GUIDANCE[(1)]

Financial Metrics	Q3 2026 Guidance
Net Revenue	$320 - $350 million
Adjusted EBITDA	$18 - $21 million
Non-GAAP EPS	$0.09 – $0.12

(1) Given the number of risk factors, uncertainties and assumptions, many of which are referenced in slide 2, actual results may differ materially. We do not intend to update our financial outlook until our next quarterly results announcement. Estimates should not be viewed as a substitute for our full annual financial statement and are not necessarily indicative of the results to be expected for any future period. Certain non-GAAP measures included in our financial outlook were not reconciled to the comparable GAAP financial measures because the GAAP measures are not accessible on a forward-looking basis. We are unable to reconcile these forward-looking into non-GAAP measures to the most directly comparable GAAP measures without unreasonable effort because we are currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP measures for this period but would not impact the non-GAAP measures. Such items may include stock-based compensation charges, public offering related charges, depreciation and amortization, and other items. The unavailable information could have a significant impact on our GAAP financial results.

FINANCIAL GUIDANCE(1)

Financial Metrics	2026 Guidance
Net Revenue	$1.40 - $1.47 billion
Adjusted EBITDA	$121 - $131 million
Non-GAAP EPS	$0.85 - $0.94

(1) Given the number of risk factors, uncertainties and assumptions, many of which are referenced in slide 2, actual results may differ materially. We do not intend to update our financial outlook until our next quarterly results announcement. Estimates should not be viewed as a substitute for our full annual financial statement and are not necessarily indicative of the results to be expected for any future period. Certain non-GAAP measures included in our financial outlook were not reconciled to the comparable GAAP financial measures because the GAAP measures are not accessible on a forward-looking basis. We are unable to reconcile these forward-looking into non-GAAP measures to the most directly comparable GAAP measures without unreasonable effort because we are currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP measures for this period but would not impact the non-GAAP measures. Such items may include stock-based compensation charges, public offering related charges, depreciation and amortization, and other items. The unavailable information could have a significant impact on our GAAP financial results.


Top economic events
Earnings events
02:35
PM
//VANGUARD

APPENDIX

USE OF NON-GAAP FINANCIAL MEASURES

To supplement the financial results presented in accordance with GAAP, this presentation includes certain non-GAAP financial information, including Adjusted Operating Income (Loss), Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Earnings (Loss) Per Share. These are important financial performance measures for us but are not financial measures as defined by GAAP. The presentation of this non-GAAP financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures to evaluate our operating performance and trends and make planning decisions. We believe that these non-GAAP financial measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses and other items that we exclude in such non-GAAP financial measures. Accordingly, we believe that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to the key financial metrics used by our management in our financial and operational decision-making. We also present these non-GAAP financial measures because we believe investors, analysts and rating agencies consider them useful in measuring our ability to meet our debt service obligations.

Our use of these terms may vary from that of others in our industry. These non-GAAP financial measures should not be considered as an alternative to net revenues, operating income (loss), net income (loss), cash provided by operating activities or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these measures to the most directly comparable GAAP financial measures are presented in the appendix.

We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view these non-GAAP financial measures in conjunction with the related GAAP financial measures.

GAAP TO NON-GAAP RECONCILIATIONS

Non-GAAP Operating Income (Loss) Reconciliations
(Unaudited, in thousands, except percentages)

	Three Months Ended June 30,	
	2026	2025
Operating income (loss) - GAAP	$ 7,608	$ (16,923)
Amortization	8,815	9,853
Stock-based compensation	5,935	9,335
One-time costs related to legal and other matters	2,075	1,993
Restructuring and other charges	219	772
Acquisition and related integration costs	600	1,515
Legal and due diligence costs related to strategic investments	150	—
Acquisition accounting impact related to recognizing acquired inventory at fair value	—	98
Adjusted Operating Income - Non-GAAP	$ 25,402	$ 6,643
As a % of net revenue - GAAP	*2.4%*	*-5.3%*
As a % of net revenue - Non-GAAP	*8.1%*	*2.1%*

GAAP TO NON-GAAP RECONCILIATIONS

Non-GAAP Net Income (Loss) and Net Income (Loss) Per Share Reconciliations
(Unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,	
	2026	**2025**
Net income (loss) attributable to common stockholders of Corsair Gaming, Inc. [(1)]	$ 6,828	$ (17,001)
Less: Change in redemption value of redeemable noncontrolling interest	(2,015)	3,861
Net income (loss) attributable to Corsair Gaming, Inc.	8,843	(20,862)
Add: Net income attributable to noncontrolling interest	306	556
Net income (loss) - GAAP	9,149	(20,306)
Adjustments:		
Amortization	8,815	9,853
Stock-based compensation	5,935	9,335
Restructuring and other charges	219	772
One-time costs related to legal and other matters	2,075	1,993
Acquisition and related integration costs	600	1,515
Legal and due diligence costs related to strategic investments	150	—
Acquisition accounting impact related to recognizing acquired inventory at fair value	—	98
Non-GAAP income tax adjustment	(1,978)	(1,966)
Adjusted net income - Non-GAAP	$ 24,965	$ 1,294
Diluted net income (loss) per share:		
GAAP	$ 0.06	$ (0.16)
Adjusted, Non-GAAP	$ 0.23	$ 0.01
Weighted-average common shares outstanding - Diluted:		
GAAP	109,193	105,864
Adjusted, Non-GAAP	109,193	107,304

(1) Numerator for calculating net income (loss) per share-GAAP

GAAP TO NON-GAAP RECONCILIATIONS

Adjusted EBITDA Reconciliations
(Unaudited, in thousands, except percentages)

	Three Months Ended June 30,	
	2026	**2025**
Net income (loss) - GAAP	$ 9,149	$ (20,306)
Amortization	8,815	9,853
Stock-based compensation	5,935	9,335
One-time costs related to legal and other matters	2,075	1,993
Restructuring and other charges	219	772
Acquisition and related integration costs	600	1,515
Legal and due diligence costs related to strategic investments	150	—
Acquisition accounting impact related to recognizing acquired inventory at fair value	—	98
Depreciation	3,649	3,351
Interest expense, net of interest income	270	1,896
Income tax (benefit) expense	(30)	(369)
Adjusted EBITDA - Non-GAAP	$ 30,832	$ 8,138
Adjusted EBITDA margin - Non-GAAP	*9.8%*	*2.5%*

GAAP TO NON-GAAP RECONCILIATIONS

TTM ADJUSTED EBITDA RECONCILIATIONS

(unaudited, in thousands)

Quarterly Reconcliations	Q2 22	Q3 22	Q4 22	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26	Q2 26
Net income (loss) - GAAP	$ (51,839)	$ (5,945)	$ 7,118	$ (1,648)	$ (4,079)	$ (2,886)	$ 7,576	$ (11,029)	$ (23,507)	$ (51,586)	$ 2,728	$ (10,317)	$ (20,306)	$ (10,392)	$ 26,050	$ 13,057	$ 9,148
Amortization	13,434	10,352	9,430	9,741	9,757	9,507	9,483	9,515	9,501	9,567	9,865	9,782	9,853	10,110	10,483	9,806	8,815
Stock-based compensation	6,087	5,643	5,281	7,246	8,174	7,825	7,628	7,691	8,010	7,424	7,466	9,322	9,335	5,187	9,268	6,694	5,935
Restructuring and other charges	1,488	81	628	—	—	709	595	1,126	440	3,369	1,789	1,095	772	849	899	1,580	219
Acquisition and related integration costs	227	326	338	140	634	1,386	1,401	702	1,677	2,281	2,471	2,185	1,515	528	749	—	600
Bargain purchase gain on business acquisition	—	—	—	—	—	—	—	—	—	—	(2,581)	2,581	—	—	—	—	—
Acquisition accounting impact related to recognizing acquired inventory at fair value	7	—	—	—	—	960	561	169	209	695	4,180	515	98	—	—	—	—
Inventory reserve in excess of normal run rate to address overhang in the channel	19,489	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
One-time costs related to legal and other matters	27	493	1,245	—	—	—	—	6,414	1,056	29	31	—	1,993	2,490	1,484	—	2,077
Depreciation	2,545	2,546	3,033	2,897	3,036	3,083	3,194	3,087	3,093	3,314	3,955	3,373	3,351	3,479	3,759	3,551	3,649
Interest expense, net of interest income	1,676	2,734	3,497	2,828	2,518	2,529	2,706	2,126	2,278	2,714	2,742	2,046	1,896	1,856	1,892	1,270	270
Income tax (benefit) expense	(4,164)	(6,115)	1,442	(639)	(2,287)	(97)	581	(1,777)	(4,001)	27,018	496	2,061	(369)	2,080	(956)	(157)	(30)
Adjusted EBITDA - Non-GAAP	$ (11,023)	$ 10,115	$ 32,012	$ 20,565	$ 17,753	$ 23,016	$ 33,725	$ 18,024	$ (1,244)	$ 4,825	$ 33,142	$ 22,643	$ 8,138	$ 16,187	$ 53,628	$ 35,801	$ 30,683

TTM Reconcliations	TTM Q1 23	TTM Q2 23	TTM Q3 23	TTM Q4 23	TTM Q1 24	TTM Q2 24	TTM Q3 24	TTM Q4 24	TTM Q1 25	TTM Q2 25	TTM Q3 25	TTM Q4 25	TTM Q1 26	TTM Q2 26
Net income (loss) - GAAP	$ (52,314)	$ (4,554)	$ (1,495)	$ (1,037)	$ (10,418)	$ (29,846)	$ (78,546)	$ (83,394)	$ (82,682)	$ (79,481)	$ (38,287)	$ (14,965)	$ 8,409	$ 37,863
Amortization	42,957	39,280	38,435	38,488	38,262	38,006	38,066	38,448	38,715	39,067	39,610	40,228	40,252	39,214
Stock-based compensation	24,257	26,344	28,526	30,873	31,318	31,154	30,753	30,591	32,222	33,547	31,310	33,112	30,484	27,084
Restructuring and other charges	2,197	709	1,337	1,304	2,430	2,870	5,530	6,724	6,693	7,025	4,505	3,615	4,100	3,547
Acquisition and related integration costs	1,031	1,438	2,498	3,561	4,123	5,166	6,061	7,131	8,614	8,452	6,699	4,977	2,792	1,877
Bargain purchase gain on business acquisition	-	-	-	-	-	-	-	(2,581)	-	-	-	2,581	-	-
Acquisition accounting impact related to recognizing acquired inventory at fair value	7	-	960	1,521	1,690	1,899	1,634	5,253	5,599	5,488	4,793	613	98	-
Inventory reserve in excess of normal run rate to address overhang in the channel	19,489	-	-	-	-	-	-	-	-	-	-	-	-	-
One-time costs related to legal and other matters	1,765	1,738	1,245	-	6,414	7,470	7,499	7,530	1,116	2,053	4,514	5,967	5,967	6,051
Depreciation	11,021	11,512	12,049	12,210	12,400	12,457	12,688	13,449	13,735	13,993	14,158	13,962	14,140	14,438
Interest expense, net of interest income	10,735	11,577	11,372	10,581	9,879	9,639	9,824	9,860	9,780	9,398	8,540	7,690	6,914	5,288
Income tax (benefit) expense	(9,476)	(7,599)	(1,581)	(2,442)	(3,580)	(5,294)	21,821	21,736	25,574	29,206	4,268	2,816	598	937
Adjusted EBITDA - Non-GAAP	$ 51,669	$ 80,445	$ 93,346	$ 95,059	$ 92,518	$ 73,521	$ 55,330	$ 54,747	$ 59,366	$ 68,748	$ 80,110	$100,596	$113,754	$136,299

CORSAIR

WORLDS AHEAD